Munder Energy Fund
Summary Dated October 30, 2010

CLASS A SHARES (MPFAX)	CLASS C SHARES (MPFTX)
CLASS B SHARES (MPFBX)	CLASS Y SHARES (MPFYX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.munderfunds.com/prospectus.  You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com.  The Fund’s Prospectus and Statement of Additional Information, each dated October 30, 2010, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.

FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.93%	0.94%	0.93%	0.92%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(e)	1.94%	2.70%	2.69%	1.68%
(a) The sales charge declines as the amount invested increases.
(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.
(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.
(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.
(e) Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
1 Year	$736	$773	$372	$171
3 Years	$1,126	$1,138	$835	$529
5 Years	$1,540	$1,629	$1,424	$912
10 Years	$2,690	$2,848	$3,021	$1,987

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
1 Year	$736	$273	$272	$171
3 Years	$1,126	$838	$835	$529
5 Years	$1,540	$1,429	$1,424	$912
10 Years	$2,690	$2,848	$3,021	$1,987
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of energy-related companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

Energy-related companies are companies engaged in business within the energy sector and companies in other sectors with at least 50% of sales or earnings derived from or at least 50% of assets dedicated to energy-related activities.

The advisor employs a highly quantitative approach to investing that emphasizes stock selection through a ranking and risk analysis process. Using a quantitative model that follows a value with a catalyst approach, the advisor ranks securities within the investment universe. The model incorporates traditional value measures to identify assets that are out of favor and undervalued. In addition, the model uses various growth, profitability and momentum measures in order to include only companies with growing long-term businesses and to exclude those companies that appear to be undervalued but have limited growth prospects. Securities rankings based on the model are combined with a risk analysis in an effort to construct a portfolio with the most favorable risk/reward characteristics.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities.  There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies. Further, the Fund’s equity investments may include publicly traded limited partnerships known as master limited partnerships.

From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.

PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The principal risks associated with investment in the Fund are as follows:

Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Sector Concentration Risk
The Fund will invest its assets primarily within one economic sector, the energy sector. When the Fund focuses its investments in a sector, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.

Energy Investing Risk
The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services, and tax policy and other government regulation.

Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions.  Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects.  Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.

Master Limited Partnership Investment Risk
The risks of investing in a master limited partnership are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protection afforded limited partners of a limited partnership than shareholders of a corporation. Limited partners may also have more limited control and limited rights to vote on matters affecting the partnership.  Further, there is the risk that the favorable tax treatment afforded investors in limited partnerships (i.e., an exemption from corporate income taxes) may be repealed.  Since master limited partnerships are required to pay minimum quarterly distributions to investors, these securities are also subject to interest rate risk, which decreases yields during periods of rising interest rates.

ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index and an index that measures the performance of energy sector securities included in the large-capitalization, mid-capitalization and small-capitalization segments of the U.S. stock market. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)
per calendar year

YTD through 9/30/10:	0.29%
Best Quarter:	20.31%	(quarter ended 9/30/05)
Worst Quarter:	-29.48%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009 (including maximum sales charges)	1 Year %	5 Years %	Since Inception %
CLASS Y (Inception 3/13/01)
Return Before Taxes	27.07	9.78	6.67
Return After Taxes on Distributions	27.07	9.78	6.63
Return After Taxes on Distributions and Sale of Fund Shares	17.59	8.53	5.83
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	26.46	0.42	0.69
S&P® Composite 1500 Energy Sector Index (reflects no deductions for fees, expenses or taxes)	16.41	10.41	9.73
CLASS A (Inception 3/13/01)
Return Before Taxes	19.71	8.28	5.73
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	26.46	0.42	0.69
S&P® Composite 1500 Energy Sector Index (reflects no deductions for fees, expenses or taxes)	16.41	10.41	9.73
CLASS B (Inception 3/13/01)
Return Before Taxes	20.84	8.40	5.67
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	26.46	0.42	0.69
S&P Composite 1500 Energy Sector Index (reflects no deductions for fees, expenses or taxes)	16.41	10.41	9.73
CLASS C (Inception 3/13/01)
Return Before Taxes	24.82	8.69	5.49
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	26.46	0.42	0.69
S&P® Composite 1500 Energy Sector Index (reflects no deductions for fees, expenses or taxes)	16.41	10.41	9.73

Average annual returns for Class C shares for periods prior to 10/31/03 are for Class II shares and reflect the fees and expenses of the Class II shares prior to that date. The index returns from inception for Class Y, A, B and C shares are as of 3/1/01. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B and C shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Peter J. Collins, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since June 2009.
•	Brian E. Kozeliski, CFA, Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2008.

PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements.  The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts

$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment.  Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable.  You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.